UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 4, 2008

Willow Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 995-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)           On April 4, 2008, management and the Audit Committee of the Company’s Board of Directors determined, due to an unreconciled difference in its financial statements, to restate its financial statements and, as a result, the Company’s previously issued financial statements for each of the fiscal years ended June 30, 2007 and 2006 and for each of the quarters in such fiscal years as well as the audit reports on such financial statements previously issued by the Company’s independent registered public accounting firm and the related reports on internal controls by such independent registered public accounting firm should no longer be relied upon.  The Company’s restated financial statements will be included in an amendment to its Annual Report on Form 10-K for the fiscal year ended June 30, 2007, which amendment is expected to be filed shortly.  The restatement is the result of the Company’s previously announced out-of-balance condition which existed in its financial statements at September 30, 2007.  Although management has not yet finalized the adjustments necessary to remediate the out-of-balance condition, it has determined that a restatement will be made.

The Company issued a press release on April 7, 2008, announcing the restatement.   A copy of the Company’s April 7, 2008 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, management and the Audit Committee have determined that certain adjustments are required to be made to the Company’s interim financial statements and data which were previously reported in its press release dated November 8, 2007.  As a result, the interim financial statements and data included in the Company’s November 8, 2007 press release should no longer be relied upon.

Management and the Audit Committee have discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters disclosed in this Form 8-K pursuant to this Item 4.02(a).

Item 8.01               Other Events

On April 8, 2008, the Company issued a press release announcing that the Nasdaq Listing Qualifications Panel granted the Company’s request for an extension of the deadlines set forth in prior notices with respect to the filing of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2007 and December 31, 2007.  The Company’s request was granted subject to the condition that it file its September 30, 2007 Form 10-Q on or before May 14, 2008, and that it file its December 31, 2007 Form 10-Q on or before May 22, 2008.  The Company expects to file the subject Form 10-Qs prior to these new deadlines.

A copy of the April 8, 2008 press release is attached hereto to as Exhibit 99.2 and it incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release dated April 7, 2008
99.2	Press release dated April 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: April 9, 2008	By:	/s/ Donna M. Coughey
Donna M. Coughey
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 7, 2008
99.2	Press release dated April 8, 2008